SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1300 Morris Drive, Suite 100 Chesterbrook, PA	19087

(Address of principal executive offices)	(Zip Code)

(610) 727-7000

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Item 5.	Other Events.

On July 24, 2003, AmerisourceBergen Corporation (the “Company”) issued a news release announcing the Company’s earnings for the fiscal quarter ended June 30, 2003. A copy of the news release is filed as Exhibit 99 to this report and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c)     Exhibits.

99	News Release dated July 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: July 24, 2003	By:	/s/ MICHAEL D. DICANDILO
	Name: Title:	Michael D. DiCandilo Senior Vice President and Chief Financial Officer